UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 29, 2011

CHINA AGRITECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-34458	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (86) 10-59621278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 29, 2011, China Agritech, Inc. (the “Company”) issued a press release announcing that Special Committee of the Board of Directors of the Company engaged the law firm of TroyGould PC to advise it in connection with the Committee's independent investigation of certain allegations made by third parties with respect to the Company and certain related issues. On the same day, TroyGould retained BDO China Li Xin Da Hua Certified Public Accountants Co., Ltd. to assist in the investigation with respect to various accounting issues, including specific financial transactions and customer relationships.

A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated March 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.

Date: April 4, 2011	/s/ Yu Chang
Yu Chang
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 29, 2011